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                                                                    EXHIBIT 99.1

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                        SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Kaydon Corporation Employee Stock Ownership and Thrift Plan (the "Plan") on Form 11-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John F. Brocci, Chairman of the Plan Administrative Committee, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


June 26, 2003                                  /s/ John F. Brocci
                                              ----------------------
                                              John F. Brocci
                                              Chairman
                                              Plan Administrative Committee